UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2021

GORES TECHNOLOGY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40194	85-4306029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)

(303) 531-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Warrant	GTPAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GTPA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GTPAW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On March 11, 2021, the Board of Directors of Gores Technology Partners, Inc. (the Company”) adopted and approved the amended and restated bylaws of the Company (the “Bylaws”) to clarify that the Board of Directors may appoint one or more chief executive officers of the Company and that each chief executive officer appointed by the Board of Directors shall have general supervision of the affairs of the Company and general control of all of its business, subject to the ultimate authority of the Board of Directors.

The text of the Bylaws is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On March 11, 2021, the Registration Statement on Form S-1 (File No. 333-252640) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of the Company was declared effective by the U.S. Securities and Exchange Commission. On March 16, 2021, the Company consummated the IPO of 27,500,000 units (the “Units”), including the issuance of 3,500,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $275,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 3,750,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Gores Technology Partners Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $7,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, except as described in the Registration Statement.

A total of $275,000,000, comprised of $269,500,000 of the proceeds from the IPO, including approximately $9,625,000 of the underwriters’ deferred discount, and $5,500,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Computershare Trust Company, N.A., acting as trustee. Except with respect to up to $900,000 per year of interest earned on the funds in the trust account that may be released to the Company to fund its regulatory compliance requirements and other costs related thereto, plus additional amounts necessary to pay its franchise and income taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 11, 2021, in connection with the IPO, the Company filed its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and, on the dates referred to below, entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated March 16, 2021, between the Company and Computershare Trust Company, N.A.

•	An Investment Management Trust Agreement, dated March 16, 2021, between the Company and Computershare Trust Company, N.A.

•	A Registration Rights Agreement, dated March 16, 2021, among the Company and certain security holders.

•	A Sponsor Warrants Purchase Agreement, dated March 11, 2021, between the Company and Gores Technology Partners Sponsor LLC.

•	An Administrative Services Agreement, dated March 11, 2021, between the Company and The Gores Group, LLC.

•	Letter Agreements, dated March 16, 2021, between the Company and each of its officers and directors, and Gores Technology Partners Sponsor LLC.

•	Indemnity Agreements, dated March 16, 2021, between the Company and each of its officers and directors.

On March 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On March 16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation.

3.3	Amended and Restated Bylaws

4.1	Warrant Agreement, dated March 16, 2021, between the Company and Computershare Trust Company, N.A.

10.1	Investment Management Trust Agreement, dated March 16, 2021, between the Company and Computershare Trust Company, N.A.

10.2	Registration Rights Agreement, dated March 16, 2021, among the Company and certain other security holders.

10.3	Sponsor Warrants Purchase Agreement, dated March 11, 2021, between the Company and Gores Technology Partners Sponsor LLC.

10.4	Administrative Services Agreement, dated March 11, 2021, between the Company and The Gores Group, LLC.

10.5	Form of Letter Agreement, dated March 16, 2021, by and between the Company and each of its officers and directors, and Gores Technology Partners Sponsor LLC.

10.6	Form of Indemnity Agreement, dated March 16, 2021, between the Company and each of its officers and directors.

99.1	Press Release, dated March 11, 2021.

99.2	Press Release, dated March 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Technology Partners, Inc.

Date: March 17, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

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